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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 18, 2001





                              VIRTUALFUND.COM, INC.
             (Exact name of registrant as specified in its charter)



        Minnesota                    0-18114                 41-1612861
(State or other jurisdiction   (Commission File No.)        (IRS Employer
     of incorporation)                                   Identification No.)





                        6462 City West Parkway, Suite 175
                          Eden Prairie, Minnesota 55344
              (Address of registrant's principal executive offices)



                                 (952) 941-8687
                         (Registrant's telephone number)
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Item 7(c). Exhibits.

           Exhibit 10.25              Press Release



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VIRTUALFUND.COM, INC.
                                          (Registrant)

Dated:  May 18, 2001                      By:  /s/ Monte Johnson
                                               ------------------------------
                                               Name:  Monte Johnson
                                               Title: Interim Chief Executive
                                                      Officer



                              VIRTUALFUND.COM, INC.
                              EXHIBITS TO FORM 8-K
                                  MAY 18, 2001

The following Exhibits are filed with this Form 8-K:

         Exhibit 10.25              Press Release






                                      2.